UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 26, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reduction in Base Salary of Named Executive Officers

On March 26, 2020, the Compensation Committee of the Board of Directors of GP Strategies Corporation (the “Company”) approved a restructuring of compensation of the Company’s leadership to reduce salaries of its Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and director-level employees. The Compensation Committee approved reduction of the salaries of each of the Company’s named executive officers by 15%. Each named executive officer who was required to consent to this reduction under the terms of their employment agreement has consented. These reductions in base salaries will be effective as of April 1, 2020.

Named Executive Officer	Annual Salary Effective April 1, 2020
Scott N. Greenberg, Chief Executive Officer	$476,000
Michael R. Dugan, Chief Financial Officer	$297,500
Adam H. Stedham, President	$425,000
Russell L. Becker, Executive Vice President	$297,500
Donald R. Duquette, Executive Vice President	$297,500

Restricted Stock Unit Grants to Named Executive Officers

Also on March 26, 2020, the Compensation Committee approved RSU grants to the named executive officers with a value of approximately 1.5 times the amount of their respective salary reductions. 25% of the RSUs will vest on each of the first through fourth anniversaries of the grant date. It is the Company’s intent to make RSU grants consistent with these on an annual basis beginning in 2021.

Named Executive Officer	Value of RSU Grant
Scott N. Greenberg, Chief Executive Officer	$123,760
Michael R. Dugan, Chief Financial Officer	$77,350
Adam H. Stedham, President	$110,500
Russell L. Becker, Executive Vice President	$77,350
Donald R. Duquette, Executive Vice President	$77,350

SIGNATURES

GP STRATEGIES CORPORATION

Date: April 1, 2020	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Executive Vice President, General Counsel & Secretary

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